UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS Mid Cap Growth Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

22 Financial Statements

26 Financial Highlights

31 Notes to Financial Statements

40 Summary of Management Fee Evaluation by Independent Fee Consultant

45 Summary of Administrative Fee Evaluation by Independent Fee Consultant

46 Account Management Resources

47 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 1.37%, 2.19%, 2.12% and 1.04% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of DWS Mid Cap Growth Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. On October 20, 2006, Investment Class shares were converted into Class S shares. Any difference in expenses will affect performance.

At the close of business on August 31, 2000, shares of Equity Appreciation — Institutional Class merged into Institutional Class shares of DWS Mid Cap Growth Fund. Equity Appreciation — Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as DWS Mid Cap Growth. The performance shown for the ten-year period reflects Equity Appreciation — Institutional Class shares' actual returns prior to August 31, 2000. Performance for periods after August 31, 2000 reflects the performance of DWS Mid Cap Growth Fund — Institutional Class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Mid Cap Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-36.07%	-45.99%	-20.28%	-7.09%	-1.62%
Class B	-36.37%	-46.43%	-20.91%	-7.80%	-2.45%
Class C	-36.37%	-46.43%	-20.89%	-7.80%	-2.45%
Institutional Class	-36.04%	-45.89%	-20.10%	-6.87%	-1.34%
Russell Midcap® Growth Index+	-29.81%	-39.58%	-14.89%	-3.91%	-.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 7.55	$ 7.12	$ 7.12	$ 7.73
9/30/08	$ 11.81	$ 11.19	$ 11.19	$ 12.09
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ —	$ —	$ —	$ .003
Institutional Class Lipper Rankings — Mid-Cap Growth Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	516	of	562	92
3-Year	433	of	486	89
5-Year	332	of	398	84
10-Year	123	of	187	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Mid Cap Growth Fund — Class A [] Russell Midcap Growth Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,090	$4,776	$6,527	$8,006
	Average annual total return	-49.10%	-21.84%	-8.18%	-2.20%
Class B	Growth of $10,000	$5,197	$4,863	$6,606	$7,805
	Average annual total return	-48.03%	-21.36%	-7.96%	-2.45%
Class C	Growth of $10,000	$5,357	$4,951	$6,664	$7,806
	Average annual total return	-46.43%	-20.89%	-7.80%	-2.45%
Russell Midcap Growth Index+	Growth of $10,000	$6,042	$6,165	$8,192	$9,172
	Average annual total return	-39.58%	-14.89%	-3.91%	-.86%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Mid Cap Growth Fund — Institutional Class [] Russell Midcap Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$541,100	$510,100	$700,600	$873,400
	Average annual total return	-45.89%	-20.10%	-6.87%	-1.34%
Russell Midcap Growth Index+	Growth of $1,000,000	$604,200	$616,500	$819,200	$917,200
	Average annual total return	-39.58%	-14.89%	-3.91%	-.86%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 1.01% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Investment Class shares of the DWS Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. Any difference in expenses will affect performance. On October 20, 2006, Investment Class shares were converted into Class S shares.

Average Annual Total Returns as of 3/31/09
DWS Mid Cap Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-36.06%	-45.91%	-20.08%	-6.91%	-1.53%
Russell Midcap Growth Index+	-29.81%	-39.58%	-14.89%	-3.91%	-.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 7.62
9/30/08	$ 11.92
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .002
Class S Lipper Rankings — Mid-Cap Growth Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	517	of	562	92
3-Year	432	of	486	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Mid Cap Growth Fund — Class S [] Russell Midcap Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$5,409	$5,104	$6,989	$8,573
	Average annual total return	-45.91%	-20.08%	-6.91%	-1.53%
Russell Midcap Growth Index+	Growth of $10,000	$6,042	$6,165	$8,192	$9,172
	Average annual total return	-39.58%	-14.89%	-3.91%	-.86%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 639.30	$ 636.30	$ 636.30	$ 639.40	$ 639.60
Expenses Paid per $1,000*	$ 4.29	$ 8.36	$ 8.28	$ 4.17	$ 4.09
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,019.70	$ 1,014.71	$ 1,014.81	$ 1,019.85	$ 1,019.95
Expenses Paid per $1,000*	$ 5.29	$ 10.30	$ 10.20	$ 5.14	$ 5.04
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Mid Cap Growth Fund	1.05%	2.05%	2.03%	1.02%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the fund's portfolio management team discusses DWS Mid Cap Growth Fund's performance and strategy, as well as the market environment, during the fund's most recent semiannual period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Mid Cap Growth Fund perform during its most recent six-month period?

A: In another volatile period for stocks and financial markets worldwide, DWS Mid Cap Growth Fund returned -36.07% for the semiannual period ended March 31, 2009. (Fund return is for Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.) During the period, the fund underperformed its benchmark and the average of its peers: the Russell Midcap Growth Index returned -29.81% and the Lipper Mid-Cap Growth Funds category returned -29.86%.1,2

Q: What were the major factors affecting stock market performance during the period?

A: The six months ended March 31, 2009 were as difficult a period as we've witnessed in the recent history of the financial markets. It was also a period where almost all segments of the stock market were down significantly. In fact, the performance of most financial instruments converged in negative fashion as the United States and other major economies endured an unprecedented period of financial and economic uncertainty.

This financial uncertainty came to the fore in March 2008 with the collapse of Bear Stearns, as the firm was unable to deal with all the bad loans on its books and the unraveling of its two giant hedge funds. In September, the dissolution of Lehman Brothers brought the financial crisis to a head. Panic selling in the credit markets and extreme volatility in the stock markets followed, as worry over the continued functioning of the financial system turned to deep concern over how badly the drying up of credit to businesses and individuals would hurt the global economy. In turn, recessionary fears stoked concern over corporate earnings declines and additional volatility in the stock market.

As the US Federal Reserve Board (the Fed) and the US government have taken a number of measures over the past several months to lower interest rates significantly, create lending facilities to try to restore credit flows among banks and businesses, and stimulate the economy, we saw possible signs of stock market stabilization over the last weeks of the period.3

Q: What impact did stock selection and sector positioning have on the fund's results?

A: For the period, stock selection was the largest overall detractor from performance, though sector allocation also negatively affected returns. Specifically, stock selection in the materials, consumer discretionary and health care sectors detracted from performance, only slightly offset by favorable stock selection in the energy and industrials sectors. In addition, the fund's overweight positions in the energy and financials areas subtracted from returns, while underweight positions in consumer staples and industrials contributed to relative performance.4

Q: What were the best and worst individual performers for the fund?

A: The top individual security-level contributors to relative performance during the period included Mylan, Inc. and Darden Restaurants, Inc. Mylan, a diversified pharmaceutical firm that specializes in generic drugs, benefited from investors' view of health care and the generic drug area as defensive during a period of intense market volatility. Mylan has also been able to gain market share versus major pharmaceutical companies as those larger firms face patent expirations and an inadequate pipeline of new products. Darden Restaurants, which owns and operates several casual restaurant chains, has persevered in a very difficult economic environment. The company's disciplined approach to new store openings, cost savings initiatives and return on capital has pleased investors.

The largest individual detractors from performance on a company level included Herbalife Ltd. and Affiliated Managers Group, Inc.* Herbalife, which sells health-enhancement products by recruiting individuals to market directly to the public, has reported favorable growth over a number of years. However, earnings faltered in late 2008 when the company was unable to recruit a sufficient number of new salespeople. We have trimmed the fund's position in Herbalife. Affiliated Managers is in the business of acquiring majority interests in mid-size investment management firms. Continuing turbulence in the financial markets prompted a significant sell-off in this stock and we eliminated the position.

Q: In light of events over the most recent period, how do you view the market environment at present?

A: Based on recent economic data, it is possible that we are past the worst part of the financial and economic crisis, though there are rumblings within areas such as the commercial real estate and securitized loan markets that suggest otherwise. It is very possible that the stock market will remain at its current depressed levels for some time and could even revert to its recent lows in the coming weeks. We think the most encouraging recent news is that the residential housing market has shown tentative signs of stabilizing. In addition, though there is general consensus among investors and the public that additional financial regulation and oversight are needed in light of the events of the past two years, there is also concern that the "pendulum" could swing too far, and that overregulation of financial markets and businesses could limit sustainable growth in the economy. At present, an important part of our investment approach is to maintain a healthy balance within the fund's portfolio. The fund currently has a number of holdings in areas of the market that investors view as defensive, but also holds stocks that could exhibit strong growth in a more bullish environment.

1 The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Mid-Cap Growth Funds Category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 Lending Facility — In their search for answers to the financial crisis and credit crunch, US Federal Reserve officials have created a series of lending facilities to try to restore liquidity within the financial system and prompt large financial institutions to resume lending to one another at more accustomed levels. The first such facility the Fed created was the Term Securities Lending Facility (TSLF), where the Fed agreed to lend up to $200 billion of Treasury securities to primary dealers secured by a pledge of other securities. This lending by the Fed was meant to, in turn, prompt further lending by its borrowers. Since then the Fed has set up commercial paper and asset-backed commercial paper lending facilities to perform similar liquidity operations in those areas of the credit market.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of March 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	9/30/08

Common Stocks	95%	95%
Exchange Traded Funds	3%	—
Cash Equivalents	2%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/09	9/30/08

Health Care	19%	12%
Information Technology	17%	21%
Consumer Discretionary	17%	21%
Industrials	16%	10%
Energy	12%	14%
Financials	7%	11%
Materials	6%	3%
Telecommunication Services	2%	4%
Consumer Staples	2%	4%
Utilities	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2009 (20.2% of Net Assets)
1. Mylan, Inc. Developer, manufacturer, and marketer of pharmaceutical and wound care products	2.7%
2. American Tower Corp. Operator and developer of wireless communications and broadcast towers	2.2%
3. Roper Industries, Inc. Manufactures industrial, fluid handling, and analytical instrumentation products worldwide	2.2%
4. Urban Outfitters, Inc. Operator of retail and wholesale merchandise to customer niches	2.1%
5. Darden Restaurants, Inc. Operator of restaurant services	2.0%
6. Broadcom Corp. Manufacturer of integrated silicon solutions for broadband digital data	1.9%
7. Range Resources Corp. An independent oil and gas company	1.8%
8. Petrohawk Energy Corp. Acquires, produces, explores, and develops oil and gas properties	1.8%
9. Pharmaceutical Product Development, Inc. Provider of global consulting research and development	1.8%
10. Ultra Petroleum Corp. Producer and explorer of natural gas	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's holdings, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws- investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 95.3%
Consumer Discretionary 15.6%
Diversified Consumer Services 2.0%
H&R Block, Inc.	123,500	2,246,465
Strayer Education, Inc. (a)	23,300	4,190,971
		6,437,436
Hotels Restaurants & Leisure 3.0%
Burger King Holdings, Inc.	141,500	3,247,425
Darden Restaurants, Inc. (a)	190,200	6,516,252
		9,763,677
Internet & Catalog Retail 1.2%
Priceline.com, Inc.*	46,800	3,686,904
Specialty Retail 8.6%
Advance Auto Parts, Inc.	111,800	4,592,744
American Eagle Outfitters, Inc.	385,700	4,720,968
Children's Place Retail Stores, Inc.* (a)	210,300	4,603,467
Guess?, Inc. (a)	226,600	4,776,728
Tiffany & Co. (a)	101,000	2,177,560
Urban Outfitters, Inc.* (a)	415,500	6,801,735
		27,673,202
Textiles, Apparel & Luxury Goods 0.8%
Deckers Outdoor Corp.* (a)	45,700	2,423,928
Consumer Staples 2.0%
Food Products 0.8%
Corn Products International, Inc.	114,600	2,429,520
Personal Products 1.2%
Herbalife Ltd. (a)	213,800	3,202,724
NBTY, Inc.* (a)	55,800	785,664
		3,988,388
Energy 11.2%
Energy Equipment & Services 3.4%
Cameron International Corp.*	162,700	3,568,011
CARBO Ceramics, Inc. (a)	110,300	3,136,932
FMC Technologies, Inc.*	135,200	4,241,224
		10,946,167
Oil, Gas & Consumable Fuels 7.8%
Alpha Natural Resources, Inc.*	150,800	2,676,700
Petrohawk Energy Corp.* (a)	298,100	5,732,463
Range Resources Corp.	141,800	5,836,488
Southwestern Energy Co.*	175,900	5,222,471
Ultra Petroleum Corp.* (a)	152,300	5,466,047
		24,934,169
Financials 7.0%
Capital Markets 5.5%
Lazard Ltd. "A"	60,400	1,775,760
Northern Trust Corp.	63,200	3,780,624
T. Rowe Price Group, Inc. (a)	119,700	3,454,542
TD Ameritrade Holding Corp.*	305,000	4,212,050
Waddell & Reed Financial, Inc. "A"	250,300	4,522,921
		17,745,897
Diversified Financial Services 1.5%
MSCI, Inc. "A"* (a)	273,626	4,627,016
Health Care 18.1%
Biotechnology 1.3%
Alexion Pharmaceuticals, Inc.*	22,100	832,286
BioMarin Pharmaceutical, Inc.* (a)	141,700	1,749,995
Genzyme Corp.*	24,400	1,449,116
		4,031,397
Health Care Equipment & Supplies 2.0%
Hologic, Inc.* (a)	299,300	3,917,837
Thoratec Corp.*	97,000	2,491,930
		6,409,767
Health Care Providers & Services 5.5%
AMERIGROUP Corp.* (a)	140,000	3,855,600
Humana, Inc.*	105,000	2,738,400
Laboratory Corp. of America Holdings* (a)	48,200	2,819,218
McKesson Corp.	84,600	2,964,384
MEDNAX, Inc.*	175,900	5,183,773
		17,561,375
Health Care Technology 0.7%
Cerner Corp.*	50,200	2,207,294
Life Sciences Tools & Services 5.2%
Covance, Inc.* (a)	89,700	3,196,011
Illumina, Inc.* (a)	79,400	2,956,856
Life Technologies Corp.*	107,000	3,475,360
Pharmaceutical Product Development, Inc. (a)	239,900	5,690,428
QIAGEN NV*	91,600	1,461,936
		16,780,591
Pharmaceuticals 3.4%
Mylan, Inc.* (a)	652,800	8,754,048
Shire PLC (ADR)	63,800	2,292,972
		11,047,020
Industrials 15.4%
Aerospace & Defense 0.7%
Curtiss- Wright Corp.	80,400	2,255,220
Commercial Services & Supplies 1.3%
Stericycle, Inc.* (a)	88,800	4,238,424
Construction & Engineering 1.9%
Aecom Technology Corp.* (a)	126,800	3,306,944
Quanta Services, Inc.*	135,800	2,912,910
		6,219,854
Electrical Equipment 4.1%
First Solar, Inc.* (a)	32,700	4,339,290
General Cable Corp.*	87,500	1,734,250
Roper Industries, Inc.	164,500	6,983,025
		13,056,565
Machinery 2.7%
Harsco Corp.	161,300	3,576,021
Joy Global, Inc. (a)	152,600	3,250,380
Terex Corp.*	187,000	1,729,750
		8,556,151
Professional Services 3.8%
FTI Consulting, Inc.* (a)	71,100	3,518,028
Huron Consulting Group, Inc.* (a)	89,400	3,793,242
Robert Half International, Inc. (a)	280,900	5,008,447
		12,319,717
Road & Rail 0.9%
Knight Transportation, Inc.	179,800	2,725,768
Information Technology 16.2%
Communications Equipment 1.6%
F5 Networks, Inc.* (a)	159,100	3,333,145
Juniper Networks, Inc.*	109,400	1,647,564
		4,980,709
Electronic Equipment, Instruments & Components 1.3%
Itron, Inc.* (a)	88,900	4,209,415
Internet Software & Services 2.2%
Omniture, Inc.* (a)	198,900	2,623,491
VeriSign, Inc.* (a)	238,500	4,500,495
		7,123,986
IT Services 0.4%
ManTech International Corp. "A"*	33,400	1,399,460
Semiconductors & Semiconductor Equipment 4.4%
Altera Corp. (a)	110,800	1,944,540
Broadcom Corp. "A"* (a)	306,000	6,113,880
Marvell Technology Group Ltd.*	396,200	3,629,192
Xilinx, Inc.	122,800	2,352,848
		14,040,460
Software 6.3%
Blackboard, Inc.*	149,700	4,751,478
BMC Software, Inc.* (a)	56,100	1,851,300
Check Point Software Technologies Ltd.*	72,400	1,608,004
Concur Technologies, Inc.* (a)	111,100	2,132,009
Electronic Arts, Inc.* (a)	145,600	2,648,464
McAfee, Inc.*	109,800	3,678,300
Salesforce.com, Inc.* (a)	107,800	3,528,294
		20,197,849
Materials 6.1%
Chemicals 2.4%
Airgas, Inc.	121,200	4,097,772
Intrepid Potash, Inc.* (a)	195,100	3,599,595
		7,697,367
Construction Materials 0.7%
Martin Marietta Materials, Inc.	26,300	2,085,590
Containers & Packaging 1.2%
Owens-Illinois, Inc.*	263,100	3,799,164
Metals & Mining 1.8%
Gerdau Ameristeel Corp. (a)	811,401	2,491,001
Kinross Gold Corp. (a)	187,400	3,348,838
		5,839,839
Telecommunication Services 2.2%
Wireless Telecommunication Services
American Tower Corp. "A"* (a)	231,800	7,053,674
Utilities 1.5%
Electric Utilities
Allegheny Energy, Inc. (a)	209,000	4,842,530
Total Common Stocks (Cost $378,397,102)		305,335,490

Exchange Traded Fund 2.5%
Midcap SPDR Trust, Series 1 (a) (Cost $8,496,021)	91,763	8,129,284

Securities Lending Collateral 36.2%
Daily Assets Fund Institutional, 0.78% (b) (c) (Cost $116,063,516)	116,063,516	116,063,516
Cash Equivalents 2.3%
Cash Management QP Trust, 0.53% (b) (Cost $7,341,995)	7,341,995	7,341,995
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $510,298,634)+	136.3	436,870,285
Other Assets and Liabilities, Net (a)	(36.3)	(116,440,882)
Net Assets	100.0	320,429,403
* Non-income producing security
+ The cost for federal income tax purposes was $510,298,634. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $73,428,349. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,421,463 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $90,849,812.
(a) All or a portion of these securities were on loan, amounting to $113,150,101. In addition, included in other assets and liabilities, net is a pending sale, amounting to $653,312, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009 amounted to $113,803,413, which is 35.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 429,528,290
Level 2	7,341,995
Level 3	—
Total	$ 436,870,285

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $386,893,123) — including $113,150,101 of securities loaned	$ 313,464,774
Investment in Daily Assets Fund Institutional (cost $116,063,516)*	116,063,516
Investment in Cash Management QP Trust (cost $7,341,995)	7,341,995
Total investments, at value (cost $510,298,634)	436,870,285
Cash	14,906
Receivable for investments sold	1,941,944
Receivable for Fund shares sold	109,367
Dividends receivable	203,995
Interest receivable	67,258
Due from Advisor	41,610
Other assets	10,104
Total assets	439,259,469
Liabilities
Payable upon return of securities loaned	116,063,516
Payable for investments purchased	1,652,490
Payable for Fund shares redeemed	319,420
Accrued management fee	192,455
Other accrued expenses and payables	602,185
Total liabilities	118,830,066
Net assets, at value	$ 320,429,403
Net Assets Consist of
Undistributed net investment income	349,174
Net unrealized appreciation (depreciation) on investments	(73,428,349)
Accumulated net realized gain (loss)	(195,515,739)
Paid-in capital	589,024,317
Net assets, at value	$ 320,429,403
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($135,971,365 ÷ 18,005,449 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.55
Maximum offering price per share (100 ÷ 94.25 of $7.55)	$ 8.01

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,815,495 ÷ 1,097,642 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,283,698 ÷ 1,444,813 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.12
Class S Net Asset Value, offering and redemption price(a) per share ($94,416,048 ÷ 12,392,310 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.62

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($71,942,797 ÷ 9,307,408 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.73
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,259)	$ 1,429,507
Interest — Cash Management QP Trust	133,566
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	729,614
Total Income	2,292,687
Expenses: Management fee	1,132,126
Administration fee	174,193
Services to shareholders	471,820
Distribution and service fees	279,612
Reports to shareholders	74,942
Professional fees	54,658
Custodian fee	5,422
Registration fees	69,166
Trustees' fees and expenses	12,192
Other	36,780
Total expenses before expense reductions	2,310,911
Expense reductions	(412,887)
Total expenses after expense reductions	1,898,024
Net investment income (loss)	394,663
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(108,730,160)
Foreign currency	2,302
(108,727,858)
Change in net unrealized appreciation (depreciation) on investments	(86,667,588)
Net gain (loss)	(195,395,446)
Net increase (decrease) in net assets resulting from operations	$ (195,000,783)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income (loss)	$ 394,663	$ (4,731,302)
Net realized gain (loss)	(108,727,858)	86,096,807
Change in net unrealized appreciation (depreciation)	(86,667,588)	(329,178,340)
Net increase (decrease) in net assets resulting from operations	(195,000,783)	(247,812,835)
Distributions to shareholders from: Net investment income: Class S	(22,003)	—
Institutional Class	(23,486)	—
Net realized gains: Class A	—	(72,754,542)
Class B	—	(4,204,147)
Class C	—	(3,812,848)
Class S	—	(32,479,988)
Institutional Class	—	(48,236,888)
Total Distributions	(45,489)	(161,488,413)
Fund share transactions: Proceeds from shares sold	22,699,613	73,610,996
Reinvestment of distributions	44,489	157,997,434
Cost of shares redeemed	(53,188,499)	(192,275,933)
In-kind redemptions	—	(353,169,153)
Redemption fees	3,703	11,194
Net increase (decrease) in net assets from Fund share transactions	(30,440,694)	(313,825,462)
Increase (decrease) in net assets	(225,486,966)	(723,126,710)
Net assets at beginning of period	545,916,369	1,269,043,079
Net assets at end of period (including undistributed net investment income of $349,174 and $0, respectively)	$ 320,429,403	$ 545,916,369

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.81	$ 19.07	$ 15.70	$ 15.17	$ 12.06	$ 11.46
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.09)	(.14)	(.14)[e]	(.12)	(.10)
Net realized and unrealized gain (loss)	(4.27)	(4.67)	3.51	.67	3.23	.70
Total from investment operations	(4.26)	(4.76)	3.37	.53	3.11	.60
Less distributions from: Net realized gains	—	(2.50)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.55	$ 11.81	$ 19.07	$ 15.70	$ 15.17	$ 12.06
Total Return (%)[c,d]	(36.07)**	(28.43)	21.46	3.49[e]	25.79	5.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	236	566	528	587	242
Ratio of expenses before expense reductions (%)	1.41*	1.37	1.25	1.35	1.31	1.35
Ratio of expenses after expense reductions (%)	1.05*	1.25	1.24	1.29	1.25	1.25
Ratio of net investment income (loss) (%)	.13**	(.62)	(.76)	(.90)[e]	(.83)	(.86)
Portfolio turnover rate (%)	51**	82	56	53	83	116
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.19	$ 18.32	$ 15.21	$ 14.81	$ 11.86	$ 11.35
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.19)	(.26)	(.25)[e]	(.22)	(.19)
Net realized and unrealized gain (loss)	(4.05)	(4.44)	3.37	.65	3.17	.70
Total from investment operations	(4.07)	(4.63)	3.11	.40	2.95	.51
Less distributions from: Net realized gains	—	(2.50)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.12	$ 11.19	$ 18.32	$ 15.21	$ 14.81	$ 11.86
Total Return (%)[c,d]	(36.37)**	(28.95)	20.45	2.70[e]	24.87	4.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	16	33	40	56	9
Ratio of expenses before expense reductions (%)	2.39*	2.19	2.16	2.21	2.05	2.10
Ratio of expenses after expense reductions (%)	2.05*	2.00	2.00	2.04	2.00	2.00
Ratio of net investment income (loss) (%)	(.36)**	(1.37)	(1.52)	(1.65)[e]	(1.58)	(1.61)
Portfolio turnover rate (%)	51**	82	56	53	83	116
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.19	$ 18.31	$ 15.20	$ 14.80	$ 11.85	$ 11.35
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.19)	(.26)	(.25)[e]	(.22)	(.19)
Net realized and unrealized gain (loss)	(4.05)	(4.43)	3.37	.65	3.17	.69
Total from investment operations	(4.07)	(4.62)	3.11	.40	2.95	.50
Less distributions from: Net realized gains	—	(2.50)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.12	$ 11.19	$ 18.31	$ 15.20	$ 14.80	$ 11.85
Total Return (%)[c,d]	(36.37)**	(28.90)	20.46	2.70[e]	24.89	4.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	17	28	28	34	8
Ratio of expenses before expense reductions (%)	2.24*	2.12	2.07	2.09	2.05	2.10
Ratio of expenses after expense reductions (%)	2.03*	2.00	2.00	2.04	2.00	2.00
Ratio of net investment income (loss) (%)	(.35)**	(1.37)	(1.52)	(1.65)[e]	(1.58)	(1.61)
Portfolio turnover rate (%)	51**	82	56	53	83	116
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.92	$ 19.17	$ 15.74	$ 15.18	$ 13.66
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.06)	(.08)	(.11)[e]	(.06)
Net realized and unrealized gain (loss)	(4.31)	(4.69)	3.51	.67	1.58
Total from investment operations	(4.30)	(4.75)	3.43	.56	1.52
Less distributions from: Net Investment income	.00***	—	—	—	—
Net realized gains	—	(2.50)	—	—	—
Total distributions	.00***	(2.50)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.62	$ 11.92	$ 19.17	$ 15.74	$ 15.18
Total Return (%)	(36.06)d**	(28.21)	21.79[d]	3.69[d,e]	11.13d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	159	255	213	223
Ratio of expenses before expense reductions (%)	1.12*	1.01	.99	1.11	1.13*
Ratio of expenses after expense reductions (%)	1.02*	1.01	.94	1.08	1.06*
Ratio of net investment income (loss) (%)	.15**	(.38)	(.46)	(.69)[e]	(.57)*
Portfolio turnover rate (%)	51**	82	56	53	83
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.
[c] Based on average shares outstanding during period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.09	$ 19.41	$ 15.95	$ 15.38	$ 12.19	$ 11.55
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.06)	(.10)	(.11)[d]	(.08)	(.08)
Net realized and unrealized gain (loss)	(4.37)	(4.76)	3.56	.68	3.27	.72
Total from investment operations	(4.36)	(4.82)	3.46	.57	3.19	.64
Less distributions from: Net Investment income	.00***	—	—	—	—	—
Net realized gains	—	(2.50)	—	—	—	—
Total distributions	.00***	(2.50)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.73	$ 12.09	$ 19.41	$ 15.95	$ 15.38	$ 12.19
Total Return (%)[c]	(36.04)**	(28.22)	21.69	3.71[d]	26.17	5.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	117	387	412	417	328
Ratio of expenses before expense reductions (%)	1.17*	1.04	1.03	1.08	1.06	1.10
Ratio of expenses after expense reductions (%)	1.00*	1.00	1.00	1.04	1.00	1.00
Ratio of net investment income (loss) (%)	.16**	(.37)	(.52)	(.65)[d]	(.58)	(.61)
Portfolio turnover rate (%)	51**	82	56	53	83	116
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Mid Cap Growth Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had an inherited net tax basis capital loss carryforward of approximately $73,431,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($46,247,000), September 30, 2011 ($26,731,000) and September 30, 2012 ($453,000), the expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2007 through September 30, 2008, the Fund incurred approximately $13,356,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to in-kind redemptions, net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $179,526,356 and $191,938,268, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.65%
Next $1 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

For the period from October 1, 2008 through January 31, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.05%
Institutional Class	1.00%

Effective February 1, 2009 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest) to the extent necessary to maintain the operating expenses of the Fund of certain classes as follows:

Class B	2.18%
Institutional Class	1.18%

Accordingly, for the six months ended March 31, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration Fee of $174,193, of which $26,007 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2009
Class A	$ 196,938	$ 196,938	$ —
Class B	22,629	15,987	4,677
Class C	18,344	11,476	2,894
Class S	105,108	50,475	12,773
Institutional Class	104,415	62,654	41,761
	$ 447,434	$ 337,530	$ 62,105

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 35,524	$ 5,238
Class C	41,444	6,350
	$ 76,968	$ 11,588

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 177,631	$ 75,343	$ 62,813.14%
Class B	11,486	—	1,715.24%
Class C	13,527	—	1,023.24%
	$ 202,644	$ 75,343	$ 65,551

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2009 aggregated $8,367.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2009, the CDSC for the Fund's Class B and C shares was $10,803 and $1,060, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2009, DIDI received $10.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,900, of which $13,717 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2009, one shareholder held approximately 22% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $4, and $10, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,580,355	$ 12,232,389	2,924,279	$ 44,866,745
Class B	82,066	605,143	138,972	2,039,751
Class C	168,482	1,249,024	266,597	3,873,513
Class S	333,973	2,727,004	540,575	8,488,111
Institutional Class	750,756	5,886,053	926,511	14,342,876
		$ 22,699,613		$ 73,610,996
Shares issued to Shareholders in reinvestment of distributions
Class A	—	$ —	4,412,827	$ 70,915,573
Class B	—	—	265,191	4,062,724
Class C	—	—	241,402	3,695,871
Class S	2,783	21,212	1,921,182	31,086,381
Institutional Class	3,011	23,277	2,939,481	48,236,885
		$ 44,489		$ 157,997,434
Shares redeemed
Class A	(3,525,837)	$ (28,049,548)	(6,734,060)	$ (102,295,639)
Class B	(440,119)	(3,284,724)	(741,501)	(10,757,833)
Class C	(267,770)	(2,038,474)	(518,050)	(7,341,872)
Class S	(1,320,841)	(10,653,798)	(2,365,578)	(36,448,615)
Institutional Class	(1,141,014)	(9,161,955)	(2,163,425)	(35,431,974)
		$ (53,188,499)		$ (192,275,933)
In-kind redemptions
Class A	—	$ —	(10,334,401)	$ (156,049,451)
Institutional Class	—	—	(11,954,618)	(197,119,702)
		$ —		$ (353,169,153)
Redemption fees		$ 3,703		$ 11,194
Net increase (decrease)
Class A	(1,945,482)	$ (15,815,716)	(9,731,355)	$ (142,556,551)
Class B	(358,053)	(2,679,547)	(337,338)	(4,655,358)
Class C	(99,288)	(789,447)	(10,051)	227,512
Class S	(984,085)	(7,903,359)	96,179	3,126,296
Institutional Class	(387,247)	(3,252,625)	(10,252,051)	(169,967,361)
		$ (30,440,694)		$ (313,825,462)

H. In-Kind Redemptions

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended September 30, 2008, the Fund realized $79,982,687 of net gain attributable to in-kind redemptions.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMCAX	SMCBX	SMCCX	SMCSX	BTEAX
CUSIP Number	23336Y 508	23336Y 607	23336Y 706	23336Y 862	23336Y 805
Fund Number	483	683	783	2383	583

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009